Exhibit 99.1
PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

 CHESAPEAKE LODGING TRUST REPORTS THIRD QUARTER RESULTS

ANNAPOLIS, MD, November 3, 2014 – Chesapeake Lodging Trust (NYSE:CHSP), a lodging real estate investment trust (REIT), reported today its financial results for the quarter ended September 30, 2014.

HIGHLIGHTS

•	RevPAR: 11.4% increase for the 16-hotel portfolio and 7.3% increase for the 19-hotel portfolio over the same period in 2013.

•	Adjusted Hotel EBITDA Margin: 160 basis point increase to 37.7% for the 16-hotel portfolio and 110 basis point increase to 36.0% for the 19-hotel portfolio over the same period in 2013.

•	Adjusted Hotel EBITDA: $47.2 million.

•	Adjusted Corporate EBITDA: $43.5 million.

•	Adjusted FFO: $32.8 million or $0.65 per diluted common share.

•	Disposition: Sold the 153-room Courtyard Anaheim at Disneyland Resort for a sale price of $32.5 million.

•	Acquisition: Subsequent to quarter end, acquired the 337-room JW Marriott San Francisco Union Square for a purchase price of $147.2 million.

•	Financing: Refinanced an existing $60.0 million loan, replacing it with a $90.0 million, 10-year loan at 4.30%.

•	Equity Offering: Completed a $144.3 million common share offering.
“We are extremely pleased with our hotel portfolio’s performance during the third quarter with our 16-hotel portfolio delivering RevPAR growth of 11.4%, significantly exceeding the U.S. lodging industry’s RevPAR growth of 9.2%,” said James L. Francis, Chesapeake Lodging Trust’s President and Chief Executive Officer. Mr. Francis continued, “We are also excited about our recent acquisition of the JW Marriott San Francisco Union Square, our fourth hotel in the very attractive San Francisco market, which we were able to partially fund with the reinvestment of proceeds from the sale of the Courtyard Anaheim at Disneyland Resort, a non-core asset.”

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

“We are bullish on our prospects heading into 2015 with the completion of our portfolio repositioning program, which encompassed the completion of our comprehensive renovations at the W Chicago - Lakeshore and the Hyatt Herald Square New York, and soon to be completed renovation and re-branding of the Le Meridien New Orleans.”
CONSOLIDATED FINANCIAL RESULTS
The following is a summary of the consolidated financial results for the three and nine months ended September 30, 2014 and 2013 (in millions, except share and per share amounts):

	Three months ended September 30,		Nine months ended September 30,
	2014(1)	2013(2)	2014(1)	2013(3)
Total revenue	$130.8	$122.4	$354.5	$308.6

Net income available to common shareholders	$26.3	$16.8	$44.8	$26.5
Net income per diluted common share	$0.52	$0.35	$0.89	$0.56

Adjusted Hotel EBITDA	$47.2	$42.8	$116.3	$100.5

Adjusted Corporate EBITDA	$43.5	$39.9	$104.8	$90.6

AFFO available to common shareholders	$32.8	$29.1	$76.4	$62.6
AFFO per diluted common share	$0.65	$0.61	$1.53	$1.34

Weighted-average number of diluted common shares outstanding	50,567,849	47,885,696	49,758,044	46,759,598

___________

(1)	Includes results of operations of 19 hotels for the full period and one hotel for part of the period.

(2)	Includes results of operations of 20 hotels for the full period.

(3)	Includes results of operations of 15 hotels for the full period and five hotels for part of the period.
HOTEL OPERATING RESULTS
As of September 30, 2014, the Trust owned 19 hotels. Management assesses the operating performance of its hotels irrespective of the hotel owner during the periods compared using the following key operating metrics: occupancy, ADR, RevPAR, Adjusted Hotel EBITDA, and Adjusted Hotel EBITDA Margin. The Trust uses the term "pro forma" to refer to metrics that include, or comparisons of metrics that are based on, the operating results of hotels under previous ownership for either a portion of or the entire period. Since five of the 19 hotels owned as of September 30, 2014 were acquired at various times during 2013, the key operating metrics reflect the pro forma operating results of five of those hotels for the nine months ended September 30, 2013.

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

In addition to assessing the operating performance of its 19-hotel portfolio for the three and nine months ended September 30, 2014, management also assesses the operating performance of a 16-hotel portfolio, which excludes the W Chicago - Lakeshore, the Hotel New Orleans Downtown (formerly the W New Orleans), and the Hyatt Herald Square New York (formerly the Holiday Inn New York City Midtown - 31st Street), as these hotels have undergone or are undergoing comprehensive renovations during 2014. Included in the following table are comparisons of the key operating metrics for the 16-hotel portfolio and the 19-hotel portfolio for the three and nine months ended September 30, 2014 and 2013 (in thousands, except for ADR and RevPAR):

	Three months ended September 30,			Nine months ended September 30,
	2014	2013	Change	2014	2013(1)	Change
16-Hotel Portfolio(2)
Occupancy	88.8%	87.2%	160 bps	85.1%	82.7%	240 bps
ADR	$230.18	$210.51	9.3%	$210.65	$197.27	6.8%
RevPAR	$204.51	$183.58	11.4%	$179.27	$163.21	9.8%

Adjusted Hotel EBITDA	$42,406	$36,845	15.1%	$103,510	$88,297	17.2%
Adjusted Hotel EBITDA Margin	37.7%	36.1%	160 bps	34.1%	31.8%	230 bps

19-Hotel Portfolio
Occupancy	83.8%	85.2%	(140) bps	81.0%	81.2%	(20) bps
ADR	$226.65	$207.65	9.2%	$208.93	$197.29	5.9%
RevPAR	$189.94	$176.99	7.3%	$169.31	$160.20	5.7%

Adjusted Hotel EBITDA	$46,490	$42,097	10.4%	$114,190	$103,179	10.7%
Adjusted Hotel EBITDA Margin	36.0%	34.9%	110 bps	32.7%	31.1%	160 bps

__________

(1)	Includes results of operations for certain hotels prior to their acquisition by the Trust.

(2)
Excludes the W Chicago – Lakeshore, the Hotel New Orleans Downtown (formerly the W New Orleans), and the Hyatt Herald Square New York (formerly the Holiday Inn New York City Midtown – 31st Street), as these hotels have undergone or are undergoing comprehensive renovations during 2014.

Hotel EBITDA, Adjusted Hotel EBITDA, Adjusted Hotel EBITDA Margin, Corporate EBITDA, Adjusted Corporate EBITDA, FFO, FFO available to common shareholders and AFFO available to common shareholders are non-GAAP financial measures within the meaning of the rules of the Securities and Exchange Commission. See the discussion included in this press release for information regarding these non-GAAP financial measures.

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

DISPOSITION
On September 30, 2014, the Trust sold the 153-room Courtyard Anaheim at Disneyland Resort located in Anaheim, California for $32.5 million, including sold working capital, which resulted in a gain on sale of $7.0 million. The Courtyard Anaheim at Disneyland Resort was one of the Trust’s earliest investments, acquired in July 2010 for $25.0 million. The $32.5 million sale price represented a 7.1% trailing twelve month NOI cap rate and produced a 13.3% unleveraged internal rate of return for the Trust over its ownership period. In conjunction with the sale of the Courtyard Anaheim at Disneyland Resort, the Trust executed a 1031 exchange with the acquisition of the JW Marriott San Francisco Union Square on October 1, 2014.
ACQUISITION
On October 1, 2014, the Trust acquired the 337-room JW Marriott San Francisco Union Square located in San Francisco, California for $154.2 million, including an acquired FF&E reserve and working capital. The Trust assumed the existing management agreement with Marriott International, Inc., as well as the existing ground lease covering the property, which expires in January 2083.
MAJOR REPOSITIONINGS
The comprehensive renovation at the 520-room W Chicago – Lakeshore, which commenced in the third quarter of 2013, was completed in the second quarter of 2014 with a total expected cost of approximately $38.0 million.
The comprehensive renovation at the former 410-room W New Orleans to reposition the hotel commenced in the second quarter of 2014. In July 2014, the Trust and its hotel manager, Starwood Hotels & Resorts Worldwide, Inc., agreed to remove the W brand from the hotel for the duration of the renovation and rename it the Hotel New Orleans Downtown. The Trust continues to expect the renovation will cost approximately $29.0 million and be completed in the fourth quarter of 2014, at which time the hotel will be re-branded as the Le Meridien New Orleans.
The comprehensive renovation at the former 122-room Holiday Inn New York City Midtown – 31st Street to reposition the hotel as the Hyatt Herald Square New York, which commenced in the third quarter of 2014, was completed early in the fourth quarter of 2014 with a total expected cost of approximately $6.5 million.

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

FINANCING ACTIVITY
On July 3, 2014, the Trust completed the refinancing of its $60.0 million term loan secured by the Hyatt Herald Square New York (formerly the Holiday Inn New York City Midtown – 31st Street) and the Hyatt Place New York Midtown South. The term loan was refinanced with a new 10-year, $90.0 million, fixed-rate mortgage loan secured by the two hotels mentioned previously. The loan carries a fixed interest rate of 4.30% per annum and requires interest-only payments for the first two years and principal and interest payments thereafter based on a 30-year principal amortization.
CAPITAL MARKETS ACTIVITY
On September 9, 2014, the Trust completed an underwritten public offering of 4,830,000 common shares, including 630,000 shares sold pursuant to the underwriters’ exercise of their option to purchase additional shares. The Trust generated net proceeds of $143.9 million after deducting offering costs.
The Trust has not sold any common shares under its continuous at-the-market (ATM) program during 2014 and through the date of this release.
DIVIDENDS
On July 15, 2014, the Trust paid dividends in the amounts of $0.30 per share to its common shareholders and $0.484375 per share to its preferred shareholders, both of record as of June 30, 2014. On September 16, 2014, the Trust declared dividends in the amounts of $0.30 per share payable to its common shareholders and $0.484375 per share payable to its preferred shareholders, both of record as of September 30, 2014. Both dividends were paid on October 15, 2014.

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

2014 OUTLOOK
The Trust is updating its 2014 outlook to incorporate its third quarter results, recent operating trends and fundamentals, the sale of the Courtyard Anaheim at Disneyland Resort, the acquisition of the JW Marriott San Francisco Union Square, and the recent common share offering. The updated outlook assumes no additional acquisitions, dispositions, or financing transactions (in millions, except RevPAR and per share amounts):

Fourth Quarter 2014	Outlook
	Low	High
CONSOLIDATED:

Net income available to common shareholders	$5.5	$7.0
Net income per diluted common share	$0.10	$0.13

Adjusted Corporate EBITDA	$33.8	$35.3

AFFO available to common shareholders	$23.7	$25.2
AFFO per diluted common share	$0.44	$0.47

Corporate general and administrative expense	$3.7	$3.8

Weighted-average number of diluted common shares outstanding	54.0	54.0

HOTEL PORTFOLIO:

17-Hotel Portfolio(1)
RevPAR	$170.00	$173.00
Pro forma RevPAR increase over 2013(2)	6.0%	8.0%
Adjusted Hotel EBITDA	$32.2	$33.6
Adjusted Hotel EBITDA Margin	30.8%	31.6%
Pro forma Adjusted Hotel EBITDA Margin increase over 2013(2)	50 bps	125 bps

20-Hotel Portfolio
RevPAR	$166.00	$169.00
Pro forma RevPAR increase over 2013(2)	5.0%	7.0%
Adjusted Hotel EBITDA	$37.4	$39.1
Adjusted Hotel EBITDA Margin	30.8%	31.5%
Pro forma Adjusted Hotel EBITDA Margin increase over 2013(2)	40 bps	115 bps

_____________

(1)
Excludes the W Chicago – Lakeshore, the Hotel New Orleans Downtown (formerly the W New Orleans), and the Hyatt Herald Square New York (formerly the Holiday Inn New York City Midtown – 31st Street), as these hotels have undergone or are undergoing comprehensive renovations during 2014.

(2)	The comparable 2013 period includes results of operations for certain hotels prior to their acquisition by the Trust.

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

Full Year 2014	Updated Outlook		Previous Outlook
	Low	High	Low	High
CONSOLIDATED:

Net income available to common shareholders	$50.0	$51.4	$40.6	$44.5
Net income per diluted common share	$0.99	$1.02	$0.83	$0.91

Adjusted Corporate EBITDA	$138.5	$140.1	$134.0	$138.2

AFFO available to common shareholders	$100.1	$101.5	$95.3	$99.3
AFFO per diluted common share	$1.98	$2.01	$1.95	$2.03

Corporate general and administrative expense	$15.2	$15.3	$14.8	$15.3

Weighted-average number of diluted common shares outstanding	50.6	50.6	49.0	49.0

HOTEL PORTFOLIO(1):

17-Hotel Portfolio(2)
RevPAR	$181.00	$182.00	$169.00	$172.00
Pro forma RevPAR increase over 2013(3)	9.0%	9.5%	6.5%	8.0%
Adjusted Hotel EBITDA	$143.6	$145.1	$131.9	$135.6
Adjusted Hotel EBITDA Margin	32.7%	32.9%	33.1%	33.6%
Pro forma Adjusted Hotel EBITDA Margin increase over 2013(3)	175 bps	195 bps	140 bps	190 bps

20-Hotel Portfolio
RevPAR	$173.00	$174.00	$163.00	$166.00
Pro forma RevPAR increase over 2013(3)	6.0%	6.5%	4.0%	6.0%
Adjusted Hotel EBITDA	$159.6	$161.3	$148.8	$153.5
Adjusted Hotel EBITDA Margin	31.8%	32.0%	32.1%	32.5%
Pro forma Adjusted Hotel EBITDA Margin increase over 2013(3)	120 bps	140 bps	90 bps	140 bps

___________

(1)
Updated outlook excludes the Courtyard Anaheim at Disneyland Resort, which was sold on September 30, 2014, and includes the JW Marriott San Francisco Union Square, which was acquired on October 1, 2014. Previous outlook included the Courtyard Anaheim at Disneyland Resort and did not include the JW Marriott San Francisco Union Square.

(2)
Excludes the W Chicago – Lakeshore, the Hotel New Orleans Downtown (formerly the W New Orleans), and the Hyatt Herald Square New York (formerly the Holiday Inn New York City Midtown – 31st Street), as these hotels have undergone or are undergoing comprehensive renovations during 2014.

(3)	The comparable 2013 period includes results of operations for certain hotels prior to their acquisition by the Trust.

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

NON-GAAP FINANCIAL MEASURES
The Trust reports the following eight non-GAAP financial measures that it believes are useful to investors as key measures of its operating performance: (1) Hotel EBITDA, (2) Adjusted Hotel EBITDA, (3) Adjusted Hotel EBITDA Margin, (4) Corporate EBITDA, (5) Adjusted Corporate EBITDA, (6) FFO, (7) FFO available to common shareholders and (8) AFFO available to common shareholders. Reconciliations of these non-GAAP financial measures to the most comparable GAAP measure are included in the accompanying financial tables.
Hotel EBITDA – Hotel EBITDA is defined as total revenues less total hotel operating expenses. The Trust believes that Hotel EBITDA provides investors a useful financial measure to evaluate the Trust’s hotel operating performance.
Adjusted Hotel EBITDA – The Trust further adjusts Hotel EBITDA for certain additional recurring and non-recurring items. Specifically, the Trust adjusts for non-cash amortization of intangible assets and liabilities, including ground lease assets and unfavorable contract liabilities, deferred franchise costs, and deferred key money, all of which are recurring items. The Trust believes that Adjusted Hotel EBITDA provides investors with another useful financial measure to evaluate the Trust’s hotel operating performance.
Adjusted Hotel EBITDA Margin – Adjusted Hotel EBITDA Margin is defined as Adjusted Hotel EBITDA as a percentage of total revenues. The Trust believes that Adjusted Hotel EBITDA Margin provides investors another useful financial measure to evaluate the Trust’s hotel operating performance.
Corporate EBITDA – Corporate EBITDA is defined as net income before interest, income taxes, and depreciation and amortization. The Trust believes that Corporate EBITDA provides investors a useful financial measure to evaluate the Trust’s operating performance, excluding the impact of the Trust’s capital structure (primarily interest expense) and the Trust’s asset base (primarily depreciation and amortization).
Adjusted Corporate EBITDA – The Trust further adjusts Corporate EBITDA for certain additional recurring and non-recurring items. Specifically, the Trust adjusts for hotel acquisition costs and non-cash amortization of intangible assets and liabilities, including air rights contracts, ground lease assets and unfavorable contract liabilities, deferred franchise costs, and deferred key money, all of which are recurring items, and gains (losses) from sales of real estate, which is a non-recurring item. The Trust believes that Adjusted Corporate EBITDA provides investors with another financial measure of its operating performance that provides for greater comparability of its core operating results between periods.
FFO – The Trust calculates FFO in accordance with standards established by the National Association of Real Estate Investment Trusts (NAREIT), which defines FFO as net income (calculated in accordance with GAAP), excluding depreciation and amortization, impairment charges of depreciable real estate, gains

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

(losses) from sales of real estate, the cumulative effect of changes in accounting principles, and adjustments for unconsolidated partnerships and joint ventures. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. By excluding the effect of depreciation and amortization and gains (losses) from sales of real estate, both of which are based on historical cost accounting and which may be of lesser significance in evaluating current performance, the Trust believes that FFO provides investors a useful financial measure to evaluate the Trust’s operating performance.
FFO available to common shareholders – The Trust reduces FFO for preferred share dividends and dividends declared on and earnings allocated to unvested time-based awards (consistent with adjustments required by GAAP in reporting net income available to common shareholders and related per share amounts). FFO available to common shareholders provides investors another financial measure to evaluate the Trust’s operating performance after taking into account the interests of holders of the Trust’s preferred shares and unvested time-based awards.
AFFO available to common shareholders – The Trust further adjusts FFO available to common shareholders for certain additional recurring and non-recurring items that are not in NAREIT’s definition of FFO. Specifically, the Trust adjusts for hotel acquisition costs and non-cash amortization of intangible assets and liabilities, including air rights contracts, ground lease assets and unfavorable contract liabilities, deferred franchise costs, and deferred key money, all of which are recurring items. The Trust believes that AFFO available to common shareholders provides investors with another financial measure of its operating performance that provides for greater comparability of its core operating results between periods.
CONFERENCE CALL
The Trust will host a conference call on Monday, November 3, 2014 at 5:00 p.m. Eastern Time to discuss its financial results. Interested individuals are invited to listen to the call by dialing (877) 683-0303 (U.S./Canadian callers) or (706) 643-5037 (International callers). The conference call ID is 15295377. A simultaneous webcast of the call will be available on the Trust’s website at www.chesapeakelodgingtrust.com. It is recommended that participants call or log on 10 minutes ahead of the scheduled start time to ensure proper connection.
A replay of the conference call will be available two hours after the live call until midnight on November 10, 2014. To access the replay, dial (855) 859-2056 (U.S./Canadian callers) or (404) 537-3406 (International callers). The conference call ID is 15295377. A webcast replay and transcript of the conference call will be archived and available on the Trust’s website for 12 months.

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

ABOUT CHESAPEAKE LODGING TRUST
Chesapeake Lodging Trust is a self-advised lodging real estate investment trust (REIT) focused on investments primarily in upper-upscale hotels in major business and convention markets and, on a selective basis, premium select-service hotels in urban settings or unique locations in the United States. The Trust owns 20 hotels with an aggregate of 6,116 rooms in eight states and the District of Columbia. Additional information can be found on the Trust’s website at www.chesapeakelodgingtrust.com.
Note: This press release contains forward-looking statements within the meaning of federal securities regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “plan,” “predict,” “project,” “will,” “continue” and other similar terms and phrases, including references to assumptions and forecasts, such as the Trust’s expectations regarding the future Hotel EBITDA and Adjusted Hotel EBITDA of its existing hotels and the Trust’s 2014 outlook, and the Trust’s expectation of its ability and the cost and timing of completing various renovations at its existing hotels. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: the Trust’s ability to complete renovations timely and within expected costs; the Trust’s ability to continue to satisfy complex rules in order for it to remain a REIT for federal income tax purposes; and other risks and uncertainties associated with the Trust’s business described in its filings with the SEC. Although the Trust believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this release is as of November 3, 2014, and the Trust undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Trust’s expectations, except as required by law.

CHESAPEAKE LODGING TRUST
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	September 30, 2014	December 31, 2013
	(unaudited)
ASSETS
Property and equipment, net	$1,427,673	$1,422,439
Intangible assets, net	37,137	38,781
Cash and cash equivalents	180,495	28,713
Restricted cash	40,035	34,235
Accounts receivable, net	21,900	13,011
Prepaid expenses and other assets	52,413	10,478
Deferred financing costs, net	6,531	6,501
Total assets	$1,766,184	$1,554,158

LIABILITIES AND SHAREHOLDERS’ EQUITY
Long-term debt	$589,287	$531,771
Accounts payable and accrued expenses	51,200	45,982
Other liabilities	32,897	29,848
Total liabilities	673,384	607,601

Commitments and contingencies

Preferred shares, $.01 par value; 100,000,000 shares authorized; Series A Cumulative Redeemable Preferred Shares; 5,000,000 shares issued and outstanding ($127,422 liquidation preference)	50	50
Common shares, $.01 par value; 400,000,000 shares authorized; 54,878,586 shares and 49,574,005 shares issued and outstanding, respectively	549	496
Additional paid-in capital	1,139,179	991,417
Cumulative dividends in excess of net income	(46,978)	(45,339)
Accumulated other comprehensive loss	—	(67)
Total shareholders’ equity	1,092,800	946,557
Total liabilities and shareholders’ equity	$1,766,184	$1,554,158

SUPPLEMENTAL CREDIT INFORMATION:
Fixed charge coverage ratio(1)	2.61	2.67
Leverage ratio(1)	33.3%	33.5%
______________

(1)	Calculated as defined under the Trust’s revolving credit facility.

CHESAPEAKE LODGING TRUST
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
REVENUE
Rooms	$102,473	$95,547	$271,430	$234,037
Food and beverage	22,883	21,955	69,214	62,180
Other	5,484	4,941	13,835	12,397
Total revenue	130,840	122,443	354,479	308,614

EXPENSES
Hotel operating expenses:
Rooms	21,985	20,861	61,930	54,047
Food and beverage	17,860	17,558	52,800	47,292
Other direct	2,234	2,333	6,013	6,040
Indirect	42,641	38,780	118,423	100,485
Total hotel operating expenses	84,720	79,532	239,166	207,864
Depreciation and amortization	12,466	12,335	37,488	32,012
Air rights contract amortization	130	130	390	390
Corporate general and administrative	3,694	2,936	11,505	9,921
Hotel acquisition costs	60	59	60	4,195
Total operating expenses	101,070	94,992	288,609	254,382

Operating income	29,770	27,451	65,870	54,232

Interest income	8	4	8	247
Interest expense	(6,963)	(7,199)	(20,477)	(18,986)
Gain on sale of hotel	7,006	—	7,006	—
Loss on early extinguishment of debt	—	(372)	—	(372)

Income before income taxes	29,821	19,884	52,407	35,121

Income tax expense	(1,133)	(641)	(292)	(1,331)

Net income	28,688	19,243	52,115	33,790

Preferred share dividends	(2,422)	(2,422)	(7,266)	(7,266)
Net income available to common shareholders	$26,266	$16,821	$44,849	$26,524

Net income per common share:
Basic	$0.52	$0.35	$0.90	$0.56
Diluted	$0.52	$0.35	$0.89	$0.56

Weighted-average number of common shares outstanding:
Basic	50,141,513	47,885,696	49,364,637	46,759,598
Diluted	50,567,849	47,885,696	49,758,044	46,759,598

CHESAPEAKE LODGING TRUST
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Nine Months Ended September 30,
	2014	2013
Cash flows from operating activities:
Net income	$52,115	$33,790
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	37,488	32,012
Air rights contract amortization	390	390
Deferred financing costs amortization	1,950	2,102
Gain on sale of hotel	(7,006)	—
Loss on early extinguishment of debt	—	372
Share-based compensation	4,311	3,458
Other	771	(155)
Changes in assets and liabilities:
Accounts receivable, net	(8,958)	(9,628)
Prepaid expenses and other assets	26	(1,194)
Accounts payable and accrued expenses	4,629	10,467
Other liabilities	(22)	782
Net cash provided by operating activities	85,694	72,396

Cash flows from investing activities:
Acquisition of hotels, net of cash acquired	—	(331,058)
Disposition of hotel, net of cash sold	31,933	—
Deposit on hotel acquisition	(42,142)	—
Receipt of deposit on hotel acquisition	—	700
Improvements and additions to hotels	(67,500)	(19,510)
Repayment of hotel construction loan	—	7,810
Change in restricted cash	(5,680)	(8,066)
Net cash used in investing activities	(83,389)	(350,124)

Cash flows from financing activities:
Proceeds from sale of common shares, net of underwriting fees	144,320	169,855
Payment of offering costs related to sale of common shares	(378)	(406)
Borrowings under revolving credit facility	85,000	105,000
Repayments under revolving credit facility	(50,000)	(125,000)
Proceeds from issuance of mortgage debt	90,000	312,500
Principal prepayment on mortgage debt	—	(130,000)
Scheduled principal payments on mortgage debt	(67,326)	(3,321)
Payment of deferred financing costs	(1,980)	(3,075)
Payment of dividends to common shareholders	(42,455)	(31,899)
Payment of dividends to preferred shareholders	(7,266)	(7,266)
Repurchase of common shares	(438)	(1,098)
Net cash provided by financing activities	149,477	285,290
Net increase in cash	151,782	7,562
Cash and cash equivalents, beginning of period	28,713	33,194
Cash and cash equivalents, end of period	$180,495	$40,756

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data)
(unaudited)

The following table calculates Hotel EBITDA, Adjusted Hotel EBITDA, and Adjusted Hotel EBITDA Margin for the 16-hotel portfolio and the 19-hotel portfolio for the three and nine months ended September 30, 2014 and 2013:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013(1)
16-Hotel Portfolio(2)
Total revenue	$112,624	$102,185	$303,399	$277,645
Less: Total hotel operating expenses	71,336	65,265	200,855	189,122
Hotel EBITDA	41,288	36,920	102,544	88,523

Add: Non-cash amortization(3)	1,118	(75)	966	(226)
Adjusted Hotel EBITDA	$42,406	$36,845	$103,510	$88,297

Adjusted Hotel EBITDA Margin	37.7%	36.1%	34.1%	31.8%

19-Hotel Portfolio
Total revenue	$129,038	$120,705	$349,313	$331,758
Less: Total hotel operating expenses	83,666	78,533	236,089	228,353
Hotel EBITDA	45,372	42,172	113,224	103,405

Add: Non-cash amortization(3)	1,118	(75)	966	(226)
Adjusted Hotel EBITDA	$46,490	$42,097	$114,190	$103,179

Adjusted Hotel EBITDA Margin	36.0%	34.9%	32.7%	31.1%

_____________

(1)	Includes results of operations for certain hotels prior to their acquisition by the Trust.

(2)
Excludes the W Chicago – Lakeshore, the Hotel New Orleans Downtown (formerly the W New Orleans), and the Hyatt Herald Square New York (formerly the Holiday Inn New York City Midtown – 31st Street), as these hotels have undergone or are undergoing comprehensive renovations during 2014.

(3)	Includes non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, and unfavorable contract liability.

The following table calculates Hotel EBITDA and Adjusted Hotel EBITDA contributed by the Trust’s hotel portfolio for the three and nine months ended September 30, 2014 and 2013:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Total revenue	$130,840	$122,443	$354,479	$308,614
Less: Total hotel operating expenses	84,720	79,532	239,166	207,864
Hotel EBITDA	46,120	42,911	115,313	100,750

Add: Non-cash amortization(1)	1,119	(74)	970	(222)
Adjusted Hotel EBITDA	$47,239	$42,837	$116,283	$100,528
_____________

(1)	Includes non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, and unfavorable contract liability.

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data)
(unaudited)

The following table reconciles net income to Corporate EBITDA and Adjusted Corporate EBITDA for the three and nine months ended September 30, 2014 and 2013:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Net income	$28,688	$19,243	$52,115	$33,790
Add: Depreciation and amortization	12,466	12,335	37,488	32,012
Interest expense	6,963	7,199	20,477	18,986
Loss on early extinguishment of debt	—	372	—	372
Income tax expense	1,133	641	292	1,331
Less: Interest income	(8)	(4)	(8)	(247)
Corporate EBITDA	49,242	39,786	110,364	86,244

Add: Hotel acquisition costs	60	59	60	4,195
Non-cash amortization(1)	1,248	55	1,359	167
Less: Gain on sale of hotel	(7,006)	—	(7,006)	—
Adjusted Corporate EBITDA	$43,544	$39,900	$104,777	$90,606
____________

(1)	Includes non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, unfavorable contract liability, and air rights contract.

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data)
(unaudited)

The following table reconciles net income to FFO, FFO available to common shareholders, and AFFO available to common shareholders for the three and nine months ended September 30, 2014 and 2013:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Net income	$28,688	$19,243	$52,115	$33,790
Add: Depreciation and amortization	12,466	12,335	37,488	32,012
Less: Gain on sale of hotel	(7,006)	—	(7,006)	—
FFO	34,148	31,578	82,597	65,802

Less: Preferred share dividends	(2,422)	(2,422)	(7,266)	(7,266)
Dividends declared on unvested time-based awards	(128)	(98)	(385)	(276)
Undistributed earnings allocated to unvested time-based awards	(84)	(33)	—	—
FFO available to common shareholders	31,514	29,025	74,946	58,260

Add: Hotel acquisition costs	60	59	60	4,195
Non-cash amortization(1)	1,248	55	1,359	167
AFFO available to common shareholders	$32,822	$29,139	$76,365	$62,622

FFO per common share:
Basic	$0.63	$0.61	$1.52	$1.25
Diluted	$0.62	$0.61	$1.51	$1.25

AFFO per common share:
Basic	$0.65	$0.61	$1.55	$1.34
Diluted	$0.65	$0.61	$1.53	$1.34
____________

(1)	Includes non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, unfavorable contract liability, and air rights contract.

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data)
(unaudited)

The following table calculates forecasted Hotel EBITDA and Adjusted Hotel EBITDA for the 17-hotel portfolio and the 20-hotel portfolio for the three months ending December 31, 2014:

	Three Months Ending December 31, 2014
	17-Hotel Portfolio(1)		20-Hotel Portfolio
	Low	High	Low	High
Total revenue	$104,350	$106,470	$121,600	$124,100
Less: Total hotel operating expenses	72,120	72,790	84,120	84,920
Hotel EBITDA	32,230	33,680	37,480	39,180

Less: Non-cash amortization(2)	(80)	(80)	(80)	(80)
Adjusted Hotel EBITDA	$32,150	$33,600	$37,400	$39,100
_____________

(1)
Excludes the W Chicago – Lakeshore, the Hotel New Orleans Downtown (formerly the W New Orleans), and the Hyatt Herald Square New York (formerly the Holiday Inn New York City Midtown – 31st Street), as these hotels have undergone or are undergoing comprehensive renovations during 2014.

(2)	Includes non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, and unfavorable contract liability.

The following table reconciles forecasted net income to Corporate EBITDA and Adjusted Corporate EBITDA for the three months ending December 31, 2014:

	Three Months Ending December 31, 2014
	Low	High
Net income	$8,040	$9,490
Add: Depreciation and amortization	14,340	14,340
Interest expense	6,880	6,880
Income tax expense	610	710
Less: Interest income	—	—
Corporate EBITDA	29,870	31,420

Add: Hotel acquisition costs	3,830	3,830
Non-cash amortization(1)	50	50
Adjusted Corporate EBITDA	$33,750	$35,300
_____________

(1)	Includes non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, unfavorable contract liability, and air rights contract.

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data)
(unaudited)

The following table reconciles forecasted net income to FFO, FFO available to common shareholders, and AFFO available to common shareholders for the three months ending December 31, 2014:

	Three Months Ending December 31, 2014
	Low	High
Net income	$8,040	$9,490
Add: Depreciation and amortization	14,340	14,340
FFO	22,380	23,830

Less: Preferred share dividends	(2,420)	(2,420)
Dividends declared on unvested time-based awards	(120)	(120)
Undistributed earnings allocated to unvested time-based awards	—	—
FFO available to common shareholders	19,840	21,290

Add: Hotel acquisition costs	3,830	3,830
Non-cash amortization(1)	50	50
AFFO available to common shareholders	$23,720	$25,170

FFO per common share:
Basic	$0.37	$0.40
Diluted	$0.37	$0.39

AFFO per common share:
Basic	$0.44	$0.47
Diluted	$0.44	$0.47

Weighted-average number of common shares outstanding:
Basic	53,825	53,825
Diluted	54,000	54,000
_____________

(1)	Includes non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, unfavorable contract liability, and air rights contract.

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data)
(unaudited)

The following table calculates forecasted Hotel EBITDA and Adjusted Hotel EBITDA for the 17-hotel portfolio and the 20-hotel portfolio for the year ending December 31, 2014:

	Year Ending December 31, 2014
	17-Hotel Portfolio(1)		20-Hotel Portfolio
	Low	High	Low	High
Total revenue	$439,000	$441,100	$502,100	$504,700
Less: Total hotel operating expenses	296,260	296,910	343,430	344,330
Hotel EBITDA	142,740	144,190	158,670	160,370

Add: Non-cash amortization(2)	890	890	890	890
Adjusted Hotel EBITDA	$143,630	$145,080	$159,560	$161,260
_____________

(1)
Excludes the W Chicago – Lakeshore, the Hotel New Orleans Downtown (formerly the W New Orleans), and the Hyatt Herald Square New York (formerly the Holiday Inn New York City Midtown – 31st Street), as these hotels have undergone or are undergoing comprehensive renovations during 2014.

(2)	Includes non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, and unfavorable contract liability.

The following table reconciles forecasted net income to Corporate EBITDA and Adjusted Corporate EBITDA for the year ending December 31, 2014:

	Year Ending December 31, 2014
	Low	High
Net income	$60,160	$61,610
Add: Depreciation and amortization	51,830	51,830
Interest expense	27,360	27,360
Income tax expense	900	1,000
Less: Interest income	(10)	(10)
Corporate EBITDA	140,240	141,790

Add: Hotel acquisition costs	3,890	3,890
Non-cash amortization(1)	1,410	1,410
Less: Gain on sale of hotel	(7,010)	(7,010)
Adjusted Corporate EBITDA	$138,530	$140,080
____________

(1)	Includes non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, unfavorable contract liability, and air rights contract.

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data)
(unaudited)

The following table reconciles forecasted net income to FFO, FFO available to common shareholders, and AFFO available to common shareholders for the year ending December 31, 2014:

	Year Ending December 31, 2014
	Low	High
Net income	$60,160	$61,610
Add: Depreciation and amortization	51,830	51,830
Less: Gain on sale of hotel	(7,010)	(7,010)
FFO	104,980	106,430
Less: Preferred share dividends	(9,690)	(9,690)
Dividends declared on unvested time-based awards	(500)	(500)
Undistributed earnings allocated to unvested time-based awards	—	—
FFO available to common shareholders	94,790	96,240

Add: Hotel acquisition costs	3,890	3,890
Non-cash amortization(1)	1,410	1,410
AFFO available to common shareholders	$100,090	$101,540

FFO per common share:
Basic	$1.88	$1.91
Diluted	$1.87	$1.90

AFFO per common share:
Basic	$1.98	$2.01
Diluted	$1.98	$2.01

Weighted-average number of common shares outstanding:
Basic	50,490	50,490
Diluted	50,620	50,620
____________

(1)	Includes non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, unfavorable contract liability, and air rights contract.

CHESAPEAKE LODGING TRUST
CURRENT HOTEL PORTFOLIO

Hotel		Location	Rooms	Acquisition Date
1	Hyatt Regency Boston	Boston, MA	502	March 18, 2010
2	Hilton Checkers Los Angeles	Los Angeles, CA	193	June 1, 2010
3	Boston Marriott Newton	Newton, MA	430	July 30, 2010
4	Le Meridien San Francisco	San Francisco, CA	360	December 15, 2010
5	Homewood Suites Seattle Convention Center	Seattle, WA	195	May 2, 2011
6	W Chicago – City Center	Chicago, IL	403	May 10, 2011
7	Hotel Indigo San Diego Gaslamp Quarter	San Diego, CA	210	June 17, 2011
8	Courtyard Washington Capitol Hill/Navy Yard	Washington, DC	204	June 30, 2011
9	Hotel Adagio San Francisco, Autograph Collection	San Francisco, CA	171	July 8, 2011
10	Denver Marriott City Center	Denver, CO	613	October 3, 2011
11	Hyatt Herald Square New York (formerly the Holiday Inn New York City Midtown – 31st Street)	New York, NY	122	December 22, 2011
12	W Chicago – Lakeshore	Chicago, IL	520	August 21, 2012
13	Hyatt Regency Mission Bay Spa and Marina	San Diego, CA	429	September 7, 2012
14	The Hotel Minneapolis, Autograph Collection	Minneapolis, MN	222	October 30, 2012
15	Hyatt Place New York Midtown South	New York, NY	185	March 14, 2013
16	W New Orleans – French Quarter	New Orleans, LA	97	March 28, 2013
17	Hotel New Orleans Downtown (formerly the W New Orleans)	New Orleans, LA	410	April 25, 2013
18	Hyatt Fisherman’s Wharf	San Francisco, CA	313	May 31, 2013
19	Hyatt Santa Barbara	Santa Barbara, CA	200	June 27, 2013
20	JW Marriott San Francisco Union Square	San Francisco, CA	337	October 1, 2014
			6,116